UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2026

D. Boral Acquisition I Corp.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-43115	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Ave.

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212)-970-5150

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	DBCAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	DBCA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	DBCAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 12, 2026, D. Boral Acquisition I Corp. (the “Company”) consummated its initial public offering (“IPO”), which consisted of 28,750,000 units (the “Units”), including the exercise in full by the underwriter of an option to purchase up to 3,750,000 Units at the offering price to cover over-allotments. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $287,500,000. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (the “Class A Ordinary Shares”), of the Company, and one-half of one redeemable warrant (each, a “Warrant”) of the Company, with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the registration statement on Form S-1 relating to the IPO (the “Registration Statement”):

●	An Underwriting Agreement, dated February 10, 2026, by and between the Company and D. Boral Capital LLC (the “Representative”) and the qualified independent underwriter named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated February 10, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated February 10, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated February 10, 2026, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated February 10, 2026 (the “Sponsor Private Placement Units Purchase Agreement”), by and between the Company and D. Boral Sponsor I LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Letter Agreement, dated February 10, 2026, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated February 10, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreement, dated February 10, 2026, by and among the Company and each Director (as defined below) and executive officers of the Company, a copy of form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreement, the Company completed the private placement of an aggregate of 200,000 units (the “Private Placement Units”) to the Sponsor at $10.00 per Unit, each Unit consisting of one Class A Ordinary Share and one-half of one redeemable Warrant, each whole Warrant exercisable to purchase one Class A Ordinary Share of the Company. The Warrants contained in the Private Placement Units are identical to the Warrants included in the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The Company also issued to the Representative and/or its designees, 2,000,000 Class A ordinary shares upon the consummation of the IPO (the “Representative Shares”). The Representative Shares are identical to the Class A Ordinary Shares included in the Units, except that these securities cannot be sold, transferred, assigned, pledged or hypothecated or the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days from the date of the IPO except as permitted under FINRA Rule 5110(e)(2). The Representative agreed not to transfer, assign or sell any such shares until the completion of the Company’s initial business combination without the Company’s written consent. In addition, the Representative agreed (i) to waive its redemption rights with respect to such shares in connection with the completion of the Company’s initial business combination and (ii) to waive its rights to liquidating distributions from the trust account with respect to such shares if the Company fails to complete its initial business combination within the period of time provided in the Amended and Restated Memorandum and Articles of Association (as defined below). The issuance of the Representative Shares was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2026, in connection with the IPO, Luisa Ingargiola, Jeffrey Tullman, George Kollitides, and Kevin McGurn (the “New Directors” and, collectively with David Boral, John Darwin, and Benjamin Piggott the “Directors” and each singularly a “Director”) were appointed to the board of directors of the Company (the “Board”). Effective February 10, 2026, each of Luisa Ingargiola, George Kollitides and Jeffrey Tullman were appointed to the Board’s Audit Committee with Luisa Ingargiola serving as chair of the Audit Committee. Each of George Kollitides, Jeffrey Tullman, and Kevin McGurn were appointed to the Board’s Compensation Committee, with George Kollitides serving as chair of the Compensation Committee.

On February 10, 2026, the Company entered into indemnity agreements with each of its Directors and officers that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibits 10.6 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 10, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the BVI Registrar of Corporate Affairs, which was effective on February 10, 2026. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $287,500,000, comprised of the proceeds from the IPO and the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO (or 21-month period if the Sponsor exercises its three month-extension option) (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 18 months from the closing of the IPO (or 21-month period if the Sponsor exercises its three month-extension option) or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On February 10, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On February 12, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 10, 2026, by and between the Company and D. Boral Capital LLC, as representative of the several underwriters, and the qualified independent underwriter named therein.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated February 10, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, February 10, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated February 10, 2026, by and among the Company and certain security holders.

10.3	Private Placement Units Purchase Agreement, dated February 10, 2026, by and between the Company and the Sponsor.

10.4	Letter Agreement, dated February 10, 2026, by and among the Company, its officers, directors, and the Sponsor.

10.5	Administrative Services Agreement, dated February 10, 2026, by and between the Company and the Sponsor.

10.6	Form of Indemnity Agreement

99.1	Press Release, dated February 10, 2026.

99.2	Press Release, dated February 12, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D. BORAL ACQUISITION I CORP.

	By:	/s/ John Darwin
		Name:	John Darwin
		Title:	Chief Financial Officer

Dated: February 17, 2026